Exhibit 99

Management Report on the State of the Business Management Report on the State of the Business March 19, 2008 Annual Shareholders’ Meeting Kevin McMullen Chairman & CEO

Cautionary
Cautionary
Statements in this presentation that are not historical facts may be forward-looking, as defined by the Private Securities Litigation Reform Act of 1995, and accordingly, involve estimates, assumptions, judgments and uncertainties.  A variety of factors, which are listed in Item 1A, Risk Factors, in the Company’s Annual Report of Form
10-K for the fiscal year ended November 30, 2007, filed with the Securities and
Exchange Commission, could cause actual results or outcomes to differ materially from those expected by the Company and expressed in the Company’s forward-
looking statements.
Forward-Looking Statements
Non-GAAP Financial Measure
During this presentation we will refer to Operating Income, EBITDA and Net Debt which are non-GAAP financial measures as defined by the SEC.  Management believes that presenting this information is useful to investors because they are commonly used as analytical indicators to evaluate performance, allocate resources and measure leverage capacity and debt service ability.  For a definition and reconciliation of Operating Income, EBITDA and Net Debt to the
most directly comparable GAAP financial measures, please refer to the Appendix of this presentation on the “Events and Webcasts” page of the Investors section of the Company’s website at www.omnova.com.

Business Segments At A Glance
Business Segments At A Glance
Decorative Products Performance Chemicals
2007 Sales $475
2007 EBITDA * $  35
EBITDA Margin 7.4%
Paper and Carpet Chemicals
•
SB and SBA latex coating binders
Specialty Chemicals
•
SB and SBA
•
Vinyl pyridine latex
•
Acrylics
2007 Sales $271
2007 EBITDA * $  21
EBITDA Margin 6.7%
Contract Interiors
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
Laminates
•
Vinyl, paper and acrylic laminates
2007 Sales $746
2007 EBITDA* $49
EBITDA Margin 6.6%
Coated Fabrics
•
Vinyl and urethane
coated fabrics
•
Industrial films
•
Performance woven
fabrics
($ Millions)
*Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA)
A Focused Polymer Company With Leadership Positions in Key Categories

2004              2005              2006               2007
2007 Results
2007 Results
2004 2005 2006 2007
Sales
$631
Operating Income**
($21)
$695
$5.2
$699
$5.6
($ Millions)
$746
$6.4
$49 $49
$45
$20
2004 2005 2006 2007
EBITDA*
*Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA)
**Operating Income excludes charges for debt redemption, restructuring and severance, and asset impairments
2007: A Year of Strong Sales Growth, But Continued
Raw Material Hyperinflation Requires More
Aggressive Pricing Actions

149
80
136
80
$0.0
$50.0
$100.0
$150.0
$200.0
2007 2008 2009 2010 2011 2012 2013 2014
2007 Refinancing
2007 Refinancing
Average Debt cost
7.8% vs. 10.8% in 2006
Amortized         750K    5.3M  1.5M    1.5M   1.5M    1.5M   1.5M    375K
Current Maturing
• $80M ABL* - L+150
$74M unused (11/30/07)
• $149M TL - L+250
($50M swapped 7.73%)
*January 1, 2008, ABL increased to $90 million.
May 2007 Refinancing A Major Step Forward.
It Extends Maturities to 2012 and 2014.

Impact of Refinancing
Impact of Refinancing
2004 2007
$21.3
$16.5
$12.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2006 2007 2008
Leverage*
7.6x
2.9x
Annual Interest cost
$M
*See Appendix 2, Net Leverage Ratio Calculation
Est.
…And Significantly Reduces Interest Costs,
Reduces Leverage and Increases Liquidity

Corporate Strategy
Corporate Strategy
•
Unique customized strategies for both segments
•
Number one priority – Improve profitability
– Pricing excellence critical to offset unyielding raw material /
transportation increases
•
Drive operational excellence / productivity
– Announced latex capacity rationalization
– LEAN SixSigma
– Enterprise-wide business platform (simplify, standardize, streamline)
– Global strategic purchasing
•
Globalization
•
Penetrate attractive adjacent markets
•
New products / innovation
Improving Profitability #1 Priority

Performance Chemicals
Performance Chemicals
•
Pricing initiatives critical given tremendous inflation
•
Announced latex capacity rationalization in light of
market realities
•
Profitability in Asia up 57%
–
Value-added products for tape, nonwovens
•
Specialty chemicals up 10.3%
–
Significant new wins in tape, nonwovens
and construction
•
Enhanced new product development capabilities with
new scale-up polymerization ability
Margin Improvement Key Priority

Decorative Products
Decorative Products
•
Sales up despite double-digit market declines in residential housing, manufactured housing and marine
•
Pricing actions critical to offset inflation
•
U.S. / International sales of viewnique™
digital murals topped $3M
– Turnkey service provides competitive advantage
•
New digital sampling technology for wallcovering
and laminates
•
Sales of European commercial wallcovering up 19.3%
– Significant operating profit improvement
Margin Improvement Key Priority

Operational Excellence / Productivity
Operational Excellence / Productivity
SAP
Business System
• Operating approach
initiated in 2003
• Customer-focused
rapid-change strategy
• Eliminate waste;
streamline operations
• Single, integrated platform
– Simplify / standardize /
streamline = Productivity
– Quick access to mission-
critical information
• Deliver cost reductions
and cash flow
improvements
• Ingrained in culture
• Increasing participation
among:
– Customers
– Suppliers
• Implemented in
Performance Chemicals in
2005 with NO customer
issues
• Decorative Products
implementation in
progress with completion
targeted in 2008
Programs and Systems in Place to Drive Increased
Productivity and Continuous Improvement

8 Point Improvement
SG &A
% of Sales

Receivable Days
Inventory Turns

Productivity
Productivity
$0
$20
$40
$60
$80
$100
$120
$140
0%
5%
10%
15%
20%
25%
SG&A % of Sales
SG&A:    $121               $126               $106               $106               $99
Year:       2003               2004               2005               2006              2007
SG&A Costs
($ Millions)
0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
Receivable Days Inventory Turns
Domestic Working Capital
45
43
42
42
6.5x
9.2x
43
• $8.2 million total cost savings in 2007 vs. 2006
• Performance Chemicals established new productivity record in 2007 (pounds per employee)
• Both businesses significantly improved inventory turnover; up 25% in last 2 years
Other Highlights:
21%
13%

Continuing Challenges
Continuing Challenges
38
33
65
21
19
0
20
40
60
80
100
2003 2004 2005 2006 2007
Raw Material Inflation Transportation Inflation
0
2 2 2
4
0
1
2
3
4
5
2003 2004 2005 2006 2007
Pricing Actions Fell Short of Offsetting Ongoing Inflation
in Raw Materials and Transportation
Pricing Actions Fell Short of Offsetting Ongoing Inflation
in Raw Materials and Transportation
$M $M
Up $10 Million
Up $176 Million

Crude Oil, $/Barrel
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Mar-08

OMNOVA SOLUTIONS INC.

$18
$23
$28
$33
$38
$43
$48
$53
$58
$63
$68
$73
$78
$83
$88
$93
$98
$103
$108
$113
Oil Price Inflation
Oil Price Inflation
Source:
CMAI
Up 67% In 2007
Monthly
Average
Reaching All-Time High
Compared to Early 1980’s

$ per lb.
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08

15 0.15 0.25 0.35 0.45 0.55 0.65 0.75 0.85 Raw Materials – Styrene Raw Materials – Styrene 1¢ = $2.3M Forecast Source: CMAI Styrene at All-Time High; Expected to Be Higher in 2008

Butadiene $ per lb.
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08

OMNOVA SOLUTIONS INC.

16 Raw Materials – Butadiene Raw Materials – Butadiene 1¢ = $1.4M Source: CMAI Forecast 0.15 0.25 0.35 0.45 0.55 0.65 0.75 Butadiene at All-Time High; Feedstock Shortage Driving Cost Higher

Asia Key To Global Strategy – Why?
Asia Key To Global Strategy – Why?
•
China economy growing at 10%+ per year
•
1.3 billion people in China…growing
–
11 major cities, each with over 20M people
•
Growing middle class creating huge new
consumer economy
•
China accounts for 50% of world’s new office space
•
China has become the second largest automotive producer in the world, growing at 20%+ per year
•
China consumes more SB latex for paper coating than the U.S. today
–
SB latex usage per linear foot of paper is 2x U.S. rate
–
Paper industry growing at 15% in China
China = Growth & Opportunity
For Both OMNOVA Business Units

January 2008 Buyout of DP JVs In Asia
January 2008 Buyout of DP JVs In Asia
•
To participate more fully in fast-growing
Asia markets
•
To follow global customers who have
invested in Asia manufacturing; Looking
for quality local suppliers
•
To facilitate transfer of technology and
best practices across Decorative
Products manufacturing
•
To coordinate sales and marketing
objectives for profitable growth
China and Thailand
Why?...
•
1,200 Employees
•
> $100M in sales in 2007
Rounds Out Decorative Products Global Strategy:
North America – Asia - Europe
To Profitably Grow!!

Technology Leadership – New Products
Technology Leadership – New Products
GenCryl Pt® Paper Latex
• High strength
• Improved printability
Tape Release
• World Class
• Significant response in Asia
OmnaGlo™ 100 for Floor Care
• First SB for this market
• Exceptional gloss
Nonwovens
• New innovation for wipes
• Advanced diaper sublayer
for global customer
Oil Drilling
• Improves salt resistance
• Excellent for high
temperature environment
OMNAPEL™ Polymer System
• Water repellent
• Construction, boat
covers, awnings

Technology Leadership – New Products
Technology Leadership – New Products
ECORE™
Non-PVC Wallcoverings
• Excellent environmental profile
• Same performance as vinyl
Design4™ Flat Laminates
• Quality, ultra-thin laminates for RV /
manufactured housing market
• Leverages assets purchased in 2006
viewnique® digital
• Turnkey installation: New service
model for OMNOVA
• Growing number of substrates
Swimming Pool Liners
• New, adjacent market
leverages performance film
calendering capabilities

Responsible Care®

Good Chemistry at Work

We're proudly committed to the chemical industry's environmental, health and safety initiative.

OMNOVA SOLUTIONS INC.

Safety/Environmental Performance
Safety/Environmental Performance
•
Green Bay, Wisconsin and
Fitchburg, Massachusetts earned
OMNOVA’s Safest Plant Award
for 2007 – Zero Injuries
Safety --
Our Highest Priority
OSHA Recordable Incidence Rate
0
2
4
6
8
2000 2001 2002 2003 2004 2005 2006 2007
Industry
OMNOVA
(injuries per 100 workers)
Industry Source: Bureau of Labor Statistics for combined chemical and plastics industries
Safety, Health & Environmental…
Always A Focus For Continuous Improvement

OMNOVA SOLUTIONS Foundation

OMNOVA SOLUTIONS INC.

OMNOVA Community Support
OMNOVA Community Support
2007
Total Grants $2.2M
Education $1.4M
(highest priority)
Health & Social Services $284K
Arts & Culture $62K
Civic $444K
Akron-Area
$981K
• United Way
• Akron Public Schools
Scholarships
• Mogadore Local Schools
• University of Akron
• Akron Community Center
& Urban League
• Akron-Canton Regional
Food Bank
Top Grants
Endowed Foundation Enables Strong Corporate
Citizenship At No Impact To OMNOVA’s Bottom Line
Endowed Foundation Enables Strong Corporate
Citizenship At No Impact To OMNOVA’s Bottom Line

Why Invest In OMNOVA?
Why Invest In OMNOVA?
• Leading market positions
• Diverse products, customers and end markets
• Pursuing aggressive pricing initiatives necessary to offset inflation
• Much lower cost base…significant operating leverage
– Latex capacity rationalization
– Refinancing to reduce interest cost by $9 million per year from 2006 levels
– Streamlined operations leading to substantial savings
– NOLs reduce taxes
• Implementation of integrated business system platform
(SAP) 75% complete
• Growth opportunities from globalization, entry into new adjacent markets and consolidation
• Product development expertise and proprietary patents
• Well-invested, strategically-located assets
• Experienced senior management team
Strong Operating Leverage

24

25 Appendix

Appendix 1 – Non-GAAP Financial Measures
($ Millions)
Reconciliation of income (loss) from continuing operations to Operating Income, EBITDA and Total Debt to Net Debt
This presentation includes Operating Income, EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange Commission. Operating Income is calculated as income (loss) from continuing operations less charges for debt redemption, restructuring and severance and asset impairments.  EBITDA is calculated in accordance with the definition of EBITDA as set forth in the
Company’s $150,000,000 Term Loan Credit Agreement dated as of May 22, 2007 and excludes charges for interest, taxes, depreciation and amortization, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, net earnings of foreign subsidiaries less cash dividends, loss on debt transactions, gains or losses on sale or disposal of capital assets, loss from write-down of non-current assets, non-cash income or expense for the Company’s pension plans, gains or losses from changes in the LIFO reserve, non-
cash charges for the 401(k) company match and up to $2.0 million annually for restructuring, severance and non-recurring charges. Net Debt is calculated as total debt and outstanding letters of credit and the fair value of the interest rate swap if in a loss position less cash, cash equivalents and restricted cash. Operating Income, EBITDA and Net Debt are not measures of financial performance under GAAP. Operating
Income, EBITDA and Net Debt are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies. Operating Income, EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. Operating Income, EBITDA and Net Debt are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.
Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance, and measure leverage capacity and debt service ability and by management to allocated resources. Set forth below are the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
2004 2005 2006 2007
Income (loss) from
Continuing Operations
$     (25.4) $       (2.7) $           3.2 $        (7.0)
Debt Redemption - - - 12.4
Restructuring / Severance 0.4 5.4 1.3 1.0
Trademark and Asset Impairments
3.9 2.5 1.1 -
Operating Income
$     (21.1) $         5.2 $           5.6 $         6.4
Reconciliation of Income (Loss) from Continuing Operations to Operating Income

($ Millions)
Appendix 1 — Non-GAAP Financial Measures
(continued)
Reconciliation of Income (Loss) From Continuing Operations to EBITDA
Consolidated Performance
2004 2005 2006 2007
Income (loss) from continuing operations $  (25.4) $    (2.7) $        3.2 $       (7.0)
Interest expense 20.7 21.2 20.3 15.7
Income tax (0.3) (0.3) 0.1 0.1
Depreciation & amortization 21.6 21.1 20.2 20.1
Amortization of deferred financing costs 1.8 1.4 1.0 0.8
Net earnings of joint ventures, less cash dividends - (0.7) (1.8) (1.2)
Net earnings of foreign subsidiaries less cash dividends
(0.3) (1.7) (1.5)
-
Loss on debt transactions (1.5) - - 12.4
Gains or losses on sales or disposals of capital assets 0.2 2.3 0.2 (0.4)
Non-cash income or expense for pension plans
0.4 0.4 5.4 6.2
Gain or loss from change in LIFO reserve (0.2) 0.2 (2.2) (0.9)
Non-cash charge for 401(k) company match
1.4 1.4 2.1 2.1
Restructuring, severance and non-recurring charges 2.0 2.0 2.0 1.0
EBITDA 20.4 $   44.6 $   49.0 $      48.9 $
Performance Chemicals Segment
2004 2005 2006 2007
Segment operating profit $    13.5 $    33.8 $      29.7 $      23.8
Depreciation & amortization 11.8 12.2 11.3 9.6
Net earnings of foreign subsidiaries less cash dividends (0.3) (1.7) (1.4) -
Gains or losses on sales or disposals of capital assets -
0.7 0.1 (0.6)
Non-cash income or expense for pension plans 0.8 0.4 1.7 1.7
Gain or loss from change in LIFO reserve
(0.2) (0.2) (2.1) (0.2)
Non-cash charge for 401(k) company match 0.7 0.8 0.8 0.8
Restructuring, severance and non-recurring charges 1.0 0.3 0.4 -
Segment EBITDA 27.3 $   46.3 $   40.5 $      35.1 $

($ Millions)
Appendix 1 — Non-GAAP Financial Measures
(continued)
Decorative Products Segment
2004 2005 2006 2007
Segment operating profit $       (6.8) $       (2.8) $        9.0 $        8.6
Depreciation & amortization 9.8 8.8 8.5 8.7
Net earnings of joint ventures, less cash dividends -
(0.7) (1.8) (1.2)
Net earnings of foreign subsidiaries less cash dividends - - (0.1) -
Gains or losses on sales or disposals of capital assets 0.2 1.7 0.1 0.2
Non-cash income or expense for pension plans (0.6) - 3.2 3.7
Gain or loss from change in LIFO reserve
- 0.4 (0.3) (0.7)
Non-cash charge for 401(k) company match
0.4 0.5 0.7 0.8
Restructuring, severance and non-recurring charges 1.0 1.7 1.6 0.8
Segment EBITDA 4.0 $        9.6 $        20.9 $      20.9 $
Reconciliation of Total Debt to Net Debt
2004 2005 2006 2007
Total Debt 181.7 $    176.4 $    165.0 $    149.9 $
Letters of credit 3.9 3.2 3.5 3.4
Fair value of interest rate swap (if loss)
- - -
2.5
Cash and cash equivalents (15.0) (9.9) (26.4) (12.6)
Restricted cash
- -
(12.3)
-
Net Debt 170.6 $    169.7 $    129.8 $    143.2 $

($ Millions)
Appendix 2 — Net Leverage Ratio Calculations
2004 2005 2006 2007
Net Debt
Term Loan B Principal - $     - $      - $      149.2 $
Senior Secured Notes 165.0 165.0 165.0 -
ABL balance 16.7 11.4 - 0.7
Capital lease obligations - - - -
Outstanding letters of credit 3.9 3.2 3.5 3.4
Fair value of interest rate swap (if loss position) - - - 2.5
Total Debt 185.6 179.6 168.5 155.8
Less: cash equivalents (15.0) (9.9) (26.4) (12.6)
Restricted cash - - (12.3) -
Total Net Debt 170.6 $ 169.7 $   129.8 $   143.2 $
EBITDA 20.4 $   44.6 $     49.0 $     48.9 $
Plus:
Restructurings and Other non-recurring charges 2.0 2.0 2.0 1.0
(limited to $2 million)
22.4 $   46.6 $     51.0 $     49.9 $
Net Leverage Ratio 7.6 x 3.6 x 2.5 x 2.9 x